Long-Term Debt and Credit Facilities	12 Months Ended
Dec. 31, 2011
Long-Term Debt and Credit Facilities

11. Long-Term Debt and Credit Facilities

Long-term debt consists of the following (in millions of dollars):

	December 31,
	2011	2010
7.25% notes due 2012	$ 250	$ 250
8.75% notes due 2014	175	175
4.875% notes due 2014	250	250
9.625% notes due 2015	250	250
6.125% notes due 2016	175	175
5.75% notes due 2017	400	400
Term loan facility due 2018 (4.00% interest rate at December 31, 2011)	328	—
7.625% notes due 2019	400	—
5.50% notes due 2020	250	250
4.65% notes due 2022	300	—
9.00% debentures due 2024	65	65
6.85% notes due 2040	250	250
6.10% notes due 2042	300	—
6.75% notes due 2011	—	177
6.75% convertible subordinated debentures due 2012	—	7
Revolving credit loan, floating interest rate	—	31
Other	53	38

	3,446	2,318
Less: unamortized discount	5	4
current portion	282	178

	$3,159	$2,136

The aggregate amount of long-term debt maturing and sinking fund requirements in the years 2012 through 2016 is as follows (in millions of dollars):

2012	$282	2015	$253
2013	$4	2016	$178
2014	$429

The following table summarizes Sunoco’s debt (including current portion) by issuer (in millions of dollars):

	December 31,
	2011	2010
Sunoco, Inc.	$964	$1,147
Sunoco Logistics Partners L.P.	1,698	1,129
SunCoke Energy, Inc.	726	—
Other	53	38

	$3,441	$2,314

In July 2011, the Partnership issued $600 million of long-term debt, consisting of $300 million of 4.65 percent notes due in 2022 and $300 million of 6.10 percent notes due in 2042.

Also in July 2011, concurrent with its initial public offering (“SunCoke IPO”), SunCoke Energy issued $400 million aggregate principal of 7.625 percent notes which mature in 2019. Concurrent with its IPO, SunCoke Energy also borrowed $300 million under a senior secured term loan credit facility which matures in 2018. The term loan credit facility provides for incremental borrowings up to $75 million which are available subject to the satisfaction of certain conditions. SunCoke Energy borrowed an additional $30 million under the term loan credit facility in December 2011. The term loan credit facility will amortize in quarterly installments equal to 0.25 percent of the original principal amount of the term loan credit facility with the balance payable at maturity and bears interest at a rate based on SunCoke Energy’s election of available alternatives which includes LIBOR (with a floor of 1.00 percent) plus 3.00 percent. These facilities are secured on a first priority basis by a perfected security interest in substantially all of SunCoke Energy’s and each SunCoke Energy subsidiary guarantor’s tangible and intangible assets (subject to certain exceptions). SunCoke Energy used a portion of the proceeds from its borrowings to repay $575 million of intercompany debt payable to a subsidiary of Sunoco in the third quarter of 2011.

In February 2012, the Company announced that it intends to spend approximately $400 million in 2012 to reduce debt, including $103 million of floating-rate notes that were repaid in January 2012. Interest expense is expected to decline by approximately $15 million as a result of the planned debt repurchase.

In November 2011, Sunoco entered into an $800 million secured revolving credit agreement with a syndicate of 17 participating banks (the “Secured Facility”) which matures in November 2012. Concurrent with this agreement, the Company terminated its existing $1.2 billion revolving credit facility and transferred all commitments outstanding under this facility to the Secured Facility. Borrowings under the Secured Facility may be made up to the lesser of the total available commitments or the amount of a periodically adjusted borrowing base which is calculated by reference to the value of collateral that includes the Company’s eligible crude oil and refined product inventories; certain receivables from inventory sales (other than receivables generated from sales of refined products subject to the Company’s existing securitization facility); 3.25 million common units, representing limited partnership interests in Sunoco Logistics Partners L.P.; and eligible cash and cash equivalent balances. At December 31, 2011, the value of assets identified as collateral under the Secured Facility totaled $2.2 billion. The Secured Facility includes a letter of credit sub-facility, limited to the lesser of the entire aggregate commitment or the borrowing base, and a $125 million sub-facility for same-day borrowings (as defined in the Secured Facility). Borrowings outstanding under the Secured Facility bear interest at a base rate plus an applicable margin that varies based upon the Company’s credit rating (as defined in the Secured Facility). The Secured Facility contains covenants which require the Company to maintain liquidity of at least $400 million and collateral equal to at least 110 percent of borrowings outstanding under the Secured Facility. At December 31, 2011, there were no borrowings under the Secured Facility; however, the Secured Facility was being used at that date to support letters of credit totaling $64 million and $103 million of floating-rate notes due in 2034 (with a weighted-average interest rate of .12 percent). The floating-rate notes were repaid in January 2012.

Also in July 2011, a wholly owned subsidiary of the Company, Sunoco Receivables Corporation, Inc. (“SRC”), executed an agreement with four participating banks, extending its accounts receivable securitization facility that was scheduled to expire in August 2011 by an additional 364 days. The updated facility permits borrowings and supports the issuance of letters of credit by SRC up to a total of $250 million. Under the receivables facility, certain subsidiaries of the Company will sell their accounts receivable from time to time to SRC. In turn, SRC may sell undivided ownership interests in such receivables to commercial paper conduits in exchange for cash or letters of credit. The Company has agreed to continue servicing the receivables for SRC. Upon the sale of the interests in the accounts receivable by SRC, the conduits have a first priority perfected security interest in such receivables and, as a result, the receivables will not be available to the creditors of the Company or its other subsidiaries. At December 31, 2011, there was approximately $310 million of accounts receivable eligible to support this facility; however, there were no borrowings outstanding under the facility as of that date. The facility was being used to support letters of credit totaling $110 million at December 31, 2011.

In August 2011, the Partnership replaced its existing $458 million of credit facilities with two new credit facilities totaling $550 million. The Partnership’s new credit facilities consist of a five-year $350 million unsecured credit facility and a $200 million 364-day unsecured credit facility which is available to fund certain inventory activities. There were no borrowings outstanding under the Partnership’s facilities at December 31, 2011. The $350 and $200 million credit facilities contain various covenants including the requirement that the Partnership’s total debt to EBITDA ratio (each as defined in the facilities) not exceed 5.00 to 1. This ratio can generally be increased to 5.50 to 1 during an acquisition period (as defined in the facilities). At December 31, 2011, the Partnership’s ratio of total debt to EBITDA was 3.1 to 1.

Cash payments for interest related to short-term borrowings and long-term debt (net of amounts capitalized) were $132, $134 and $91 million in 2011, 2010 and 2009, respectively.